Exhibit 10.21

24SECOND AMENDMENT TO

GUIDANCE SOFTWARE, INC.

FIRST AMENDED AND RESTATED 2004 INCENTIVE AWARD PLAN

THIS SECOND AMENDMENT TO GUIDANCE SOFTWARE, INC. FIRST AMENDED AND RESTATED 2004 INCENTIVE AWARD PLAN (this “Second Amendment”), is made and adopted by Guidance Software, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

WHEREAS, the Company maintains the Guidance Software, Inc. First Amended and Restated 2004 Incentive Award Plan, as amended (the “Plan”);

WHEREAS, pursuant to Section 17 of the Plan, the Plan may be amended from time to time by the Company’s Board of Directors (the “Board”); and

WHEREAS, on February 13, 2009, the Board unanimously approved an amendment to the Plan with respect to the vesting schedule of annual awards to be granted to Independent Directors.

NOW, THEREFORE, effective as of February 13, 2009, the Plan is hereby amended as follows to reflect such Board approval:

1.	The following sentence is hereby added to the end of Section 14(e)(i) of the Plan:

“Each award of 2008 Restricted Stock shall vest with respect to 25% of the Shares subject thereto on each of the first four anniversaries of the first day of the calendar quarter in which the date of grant occurs, subject to the Independent Director’s continued status as a Service Provider through each such anniversary.”

2.	The following sentence is hereby added to the end of Section 14(e)(ii) of the Plan:

“Each Annual Restricted Stock award shall vest with respect to 25% of the Shares subject thereto on each of the first four anniversaries of the date of grant, subject to the Independent Director’s continued status as a Service Provider through each such anniversary.”

3.	Section 14(e)(iii) is hereby deleted in its entirety.

4.	This Second Amendment shall be and is hereby incorporated in and forms a part of the Plan.

5.	All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein.

I hereby certify that the foregoing Second Amendment was duly adopted by the Board of Directors of Guidance Software, Inc. as of February 13, 2009.

Executed on this    24            day of    July            , 2009.

/s/ Mark Harrington
Secretary

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